EXHIBIT 32.1

                        CERTIFICATION OF PRINCIPAL
                       EXECUTIVE OFFICER PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ResCon Technology Corp., on Form 10-QSB for the period ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Henrik Klausgaard, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: January 24, 2005       /S/ Henrik Klausgaard
                             ---------------------------------------
                             Henrik Klausgaard
                             Principal Executive Officer